EX10.2 - Amber2 Mining Claim - Registered March 12, 2005

Mineral Titles Online Viewer

Public Access

Tenure Detail

Tenure Number ID	**508845 View Tenure**
Tenure Type	Mineral (M)
Tenure Sub Type	Claim (C)
Title Type	Mineral Cell Title Submission (MCX)
Mining Division	
Good To Date	2006/MAR/12
Issue Date	2005/MAR/12
Termination Type	
Termination Comments	
Termination Date	
Tag Number	
Claim Name	Amber2
Old Tenure Code	
Area In Hectares	329.635

Map Numbers:

082L

Owners:

139879 TERRY GORDON COOK 100.0%

Agents:

139879 TERRY GORDON COOK CEXT (4021934)

Click here to go back to the previous page
Click here to go back to the tenure search page.



504657
504165
82L.044
82L.043
505224
508343
SIWASH
ROCK
MTN
508845
508844
508339
505511
82L.033
82L.034
512475
512474
512473
507442
390298